EXHIBIT 99

 Wells Fargo Mortgage Backed Securities 2005-AR3 Trust
 Mortgage Pass-Through Certificates, Series 2005-AR3
 Computational Materials: Term Sheet
--------------------------------------------------------------------------------

                             $4,171,304,400(approx.)
              Wells Fargo Mortgage Backed Securities 2005-AR3 Trust
               Mortgage Pass-Through Certificates, Series 2005-AR3
                     5/1 Seasoned Hybrid ARM Mortgage Loans
                           (1-Year CMT/Libor Indexed)

------------------------------------------------------------------------------------------------------------------------------------
                                                      Credit       Interest
               Certificate Size    Expected        Enhancement      Rate            Collateral                Certificate
Class                 (1)           Ratings          %age (2)       Type               Type                       Type
------------------------------------------------------------------------------------------------------------------------------------
   I-A-1           $513,110,100       AAA             5.30%        WAC (3)       5-Yr. Conforming      Super Senior Pass-Through
                                                                                   Hybrid Arm
------------------------------------------------------------------------------------------------------------------------------------
   I-A-2            $14,358,500       AA+             2.65%        WAC (3)       5-Yr. Conforming     Senior Support Pass-Through
                                                                                   Hybrid Arm
------------------------------------------------------------------------------------------------------------------------------------
  II-A-1         $2,348,145,300       AAA             2.65%        WAC (4)     5-Yr. NonConforming         Senior Pass-Through
                                                                                    Hybrid Arm
------------------------------------------------------------------------------------------------------------------------------------
  II-A-2         $1,168,754,000       AAA             5.30%        WAC (4)     5-Yr. NonConforming      Super Senior Pass-Through
                                                                                    Hybrid Arm
------------------------------------------------------------------------------------------------------------------------------------
  II-A-3            $32,705,500       AA+             2.65%        WAC (4)     5-Yr. NonConforming     Senior Support Pass-Through
                                                                                    Hybrid Arm
------------------------------------------------------------------------------------------------------------------------------------
    B-1             $64,914,600       AA              1.10%        WAC (5)       5-Yr. Hybrid Arm              Subordinate
------------------------------------------------------------------------------------------------------------------------------------
    B-2             $18,846,200        A              0.65%        WAC (5)       5-Yr. Hybrid Arm              Subordinate
------------------------------------------------------------------------------------------------------------------------------------
    B-3             $10,470,200       BBB             0.40%        WAC (5)       5-Yr. Hybrid Arm              Subordinate
------------------------------------------------------------------------------------------------------------------------------------

(1)   The Certificate Sizes are approximate and subject to a +/- 10% variance.

(2) The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-off Date and rating agency analysis.

(3) The Class I-A-1 and I-A-2 Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Group I Mortgage Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [4.184%].

(4) The Class II-A-1, II-A-2 and II-A-3 Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Group II Mortgage Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [4.177%].

(5) The Class B Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Mortgage Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [4.178%].


Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976     January 31, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

 Wells Fargo Mortgage Backed Securities 2005-AR3 Trust
 Mortgage Pass-Through Certificates, Series 2005-AR3
 Computational Materials: Term Sheet
--------------------------------------------------------------------------------


Depositor/Seller:             Wells Fargo Asset Securities Corporation.

Trustee/Paying Agent:         Wachovia Bank, National Association.

Custodian:                    Wells Fargo Bank, N. A.

Originator/Servicer:          Wells Fargo Bank, N. A.

Cut-off Date:                 February 1, 2005

Closing Date:                 February 23, 2005

Settle Date:                  February 28, 2005

Rating Agencies:              The senior certificates will be rated by two of
                              the three rating agencies and the subordinate certificates will be rated by one of the three rating agencies. The rating agencies include
                              Standard & Poor's ("S&P"), Moody's Investors
                              Service ("Moody's") and or Fitch Ratings
                              ("Fitch").

Legal Structure:              REMIC

Optional Call:                10% cleanup call

Distribution Date:            25th of each month or next business day,
                              commencing March 25, 2005.

Remittance Type:              On each Distribution Date, scheduled payments of
                              principal and interest due on the related Due Date will be distributed from collections or servicer advances.

Form of Registration:         The investment grade Certificates will be issued
                              in book-entry form through DTC

ERISA: The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with their legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA: The Seniors and Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.


Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976     January 31, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

 Wells Fargo Mortgage Backed Securities 2005-AR3 Trust
 Mortgage Pass-Through Certificates, Series 2005-AR3
 Computational Materials: Term Sheet
--------------------------------------------------------------------------------

Advancing Obligation:         The Servicer is obligated to advance delinquent
                              mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

Compensating Interest:        The Master Servicer is required to cover interest
                              shortfalls as a result of full prepayments in an amount equal to the lesser of (i) the aggregate
                              Prepayment Interest Shortfall with respect to such Distribution Date and (ii) the lesser of (X) the product of (A) 1/12th of 0.20% and (B) the aggregate Scheduled Principal Balance of the Mortgage Loans for such Distribution Date and (Y) the Available Master Servicing Compensation for such Distribution Date. Prepayment Interest shortfalls in excess of any Compensating Interest and Service Members Civil Relief Act shortfalls will be allocated pro-rata to all certificates.

Other Certificates:           The following Classes of "Other Certificates" will
                              be issued in the indicated approximate original principal amounts, which will provide credit support to the related offered certificates, but will not be offered publicly.

                              Certificate   Orig. Balance  PT Rate
                              -----------   -------------  -------

                              Class B-4     $6,282,000     WAC (see footnote 5)
                              Class B-5     $6,282,100     WAC (see footnote 5)
                              Class B-6     $4,188,526     WAC (see footnote 5)

Collateral Description:       The mortgage pool consists of approximately $4.1
                              billion of conventional, first-lien residential mortgage loans that have a fixed interest rate for the first five years after origination and then adjust annually based on the One-Year CMT or Libor
                              Index. Approximately 46% (by principal balance) of the mortgage loans allow for payments of interest only for a term equal to the initial fixed period of the mortgage loan. After such interest only period, such mortgage loans will fully amortize over their remaining terms. The remaining mortgage loans fully amortize over their original terms
                              (generally 30-years).

                              Approximately 59% of the mortgage pool is secured by properties located in the state of California.

                              Below are the approximate general characteristics of the mortgage loans as of February 1, 2005:


Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976     January 31, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

 Wells Fargo Mortgage Backed Securities 2005-AR3 Trust
 Mortgage Pass-Through Certificates, Series 2005-AR3
 Computational Materials: Term Sheet
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                 Gross        Net       WAM               Gross        Net        Rate        Max                           Mos to
                  WAC         WAC      (mos)     Age     Margin      Margin       Caps       Rate         LTV      FICO      Roll
------------------------------------------------------------------------------------------------------------------------------------
  Group I*       4.444%     4.184%      349      11      2.736%      2.476%      5/2/5      9.444%        73%       738       49
------------------------------------------------------------------------------------------------------------------------------------
  Group II       4.437%     4.177%      347      13      2.596%      2.336%      5/2/5      9.437%        65%       735       47
------------------------------------------------------------------------------------------------------------------------------------
   Total:        4.438%     4.178%      347      13      2.614%      2.341%      5/2/5      9.438%        66%       736       47
------------------------------------------------------------------------------------------------------------------------------------


                              *Group I is Conforg Balance Loans

Underwriting Standards:       The Mortgage Loans were underwritten to the
                              guidelines of the originator as more fully described in the prospectus supplement.

Credit Enhancement:           Credit Enhancement for the Certificates will be
                              provided by a senior/subordinate shifting interest structure.

Cash-Flow Description:        Distributions on the Certificates will be made on
                              the 25th day of each month (or next business day) commencing March 2005. The payments to the Certificates, to the extent of available funds, will be made according to the following priority:

                              Available Funds:

                              1. Payment of interest to the holders of the Class I-A-1, Class I-A-2, Class II-A-1, Class II-A-2 and Class II-A-3 Certificates in an amount equal to the product of their principal balance and their Pass-Through Rate;

                              2. Payment of principal to the holders of the Class I-A-1, Class I-A-2, Class II-A-1, Class II-A-2 and Class II-A-3 Certificates in an amount equal to the Senior Optimal Principal Amount;

                              3.    Payment of interest and principal
                                    sequentially to the Class B Subordinate
                                    Certificates in order of their numerical class designations, beginning with the Class B-1 Certificates, so that each Subordinate Class shall receive (a) the weighted average Net Mortgage Rate of the Mortgage Loans, and
                                    (b) such class Allocable Share of the
                                    Subordinate Optimal Principal Amount.

Shifting Interest:            The Senior Certificates will be entitled to
                              receive 100% of the prepayments on the Mortgage
                              Loans through February 2010. The Senior Prepayment
                              Percentage can be reduced to the Senior Percentage plus 70%, 60%, 40%, 20% and 0% of the Subordinated
                              Percentage over the next five years provided that
                              (i) the principal balance of the Mortgage Loans 60
                              days or more delinquent, averaged over the last 6 months, as a percentage of the Class B Principal
                              Balance does not exceed 50% and (ii)


Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976     January 31, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

 Wells Fargo Mortgage Backed Securities 2005-AR3 Trust
 Mortgage Pass-Through Certificates, Series 2005-AR3
 Computational Materials: Term Sheet
--------------------------------------------------------------------------------

                              cumulative realized losses for the Mortgage Loans do not exceed 30%, 35%, 40%, 45% or 50% for each test date.

                              Notwithstanding the foregoing, if after 3 years the current Subordinated Percentage is equal to two times the initial Subordinated Percentage and
                              (i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the Class B Principal Balance does not exceed 50% and (ii) cumulative realized losses for the Mortgage Loans do not exceed a) prior to the Distribution Date in February 2008 20% or b) on or after February 2008 30%, then prepayments will be allocated on a pro rata basis.

                              If doubling occurs prior to the third anniversary and the above delinquency and loss tests are met, then 50% of the Subordinated Percentage can be allocated to the subordinate classes.

Allocation of Losses:         Realized Losses on the Mortgage Loans will be
                              allocated to the most junior class of related
                              Certificates outstanding beginning with the Class
                              B-6 Certificates, until the Certificate Principal
                              Balance of each related Subordinate Class has been reduced to zero.

                              Thereafter, Realized Losses on the Group I
                              Mortgage Loans will be allocated first to the Class I-A-2 Certificates until reduced to zero then to the Class I-A-1 Certificates, Realized Losses on the Group II Mortgage Loans will be allocated, pro rata to the Class II-A-1, Class II-A-2 and Class II-A-3, except losses otherwise allocable to the Class II-A-2 Certificates will first be allocated to the Class II-A-3 Certificates until zero.


Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976     January 31, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

 Wells Fargo Mortgage Backed Securities 2005-AR3 Trust
 Mortgage Pass-Through Certificates, Series 2005-AR3
 Computational Materials: Term Sheet
--------------------------------------------------------------------------------


                         STATEMENT REGARDING ASSUMPTIONS
            AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by the issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results, which may differ substantially from those, reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security' s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models or performance analysis, which are likely to produce different results, and any other further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or liquidity, (b) do not constitute a bid by any person for any security, (c ) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to

 Wells Fargo Mortgage Backed Securities 2005-AR3 Trust
 Mortgage Pass-Through Certificates, Series 2005-AR3
 Computational Materials: Term Sheet
--------------------------------------------------------------------------------

ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.


Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976     January 31, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.